UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

LAPIS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-100979	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Kinderkamack Road, Emerson, New Jersey	07630
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 225-0190

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)

On July 12, 2010, Lapis Technologies, Inc. (the “Company”) dismissed Gvilli & Co. as the Company’s independent registered public accounting firm, effective immediately.  The dismissal of Gvilli & Co. was approved by the Company’s Board of Directors.

Gvilli & Co.’s reports on the consolidated financial statements of the Company as at and for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and through the date of dismissal, there were no disagreements with Gvilli & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Gvilli & Co.’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the fiscal years ended December 31, 2009 and 2008 and through the date of dismissal, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Gvilli & Co. with a copy of the foregoing disclosure and requested Gvilli & Co. to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made.  A copy of such letter, dated July 12, 2010, furnished by Gvilli & Co., is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On July 12, 2010, the Company engaged Paritz & Company, P.A. as the Company’s new independent registered public accounting firm.  The engagement of Paritz & Company, P.A. was approved by the Company’s Board of Directors.

During the fiscal years ended December 31, 2009 and 2008 and through the date of the engagement of Paritz & Company, P.A., the Company did not consult with Paritz & Company, P.A. with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Gvilli & Co. to the Commission, dated July 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPIS TECHNOLOGIES, INC.

Dated: July 15, 2010	By:	/s/ David Lucatz
Name: David Lucatz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Gvilli & Co. to the Commission, dated July 12, 2010.